UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 28, 2010
(Date of earliest event reported)

0-28092
(Commission file number)

Medical Information Technology, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts
(State of incorporation)

04-2455639
(IRS Employer Identification Number)

MEDITECH Circle, Westwood, MA
(Address of principal executive offices)

02090
(Zip Code)

781-821-3000
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07 Submission of Matters to a Vote of Securities Holders

A Special Meeting of Shareholders of Medical Information Technology, Inc. was held at its corporate offices, 7 Blue Hill River Road, Canton, Massachusetts, on Monday, June 28, 2010. The meeting was convened at 9am with the Chairman, A. Neil Pappalardo, presiding and the Clerk, Barbara A. Manzolillo, keeping the minutes.

On the June 4, 2010 record date there were a total of 36,066,164 shares of MEDITECH's common stock, par value $1.00 per share outstanding. A total of 23,977,060 shares or 66.5% of the outstanding shares, constituting a quorum, were represented at the meeting.

A proposal to amend MEDITECH's By-Laws to allow the President to also be the Chief Executive Officer was approved, with 23,977,060 shares in favor, 0 shares against and 0 shares abstaining.

A complete copy of the amended By-Laws is attached heteto as Exhibit 3.1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Medical Information Technology, Inc.
(Registrant)

By: Barbara A. Manzolillo, Chief Financial Officer and Clerk
(Signature)

July 2, 2010
(Date)